SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2008
Date of Report (Date of Earliest Event Reported)

Nilam Resources Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-135980	98-0487414
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

35 Du Parc Des Erables, Laprairie, Quebec, Canada	J5R 5J2
(Address of principal executive offices)	(Zip Code)

1-514-449-5914
(Registrant's telephone number, including area code)

(Former name and former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements

Nilam Resources, Inc. (the “Company”) is filing this Form 8-K to notify readers that the Board of Directors have determined that an accounting error has been identified based on comments it received from the U.S. Securities and Exchange Commission that affects certain previously issued financial statements that are included in the Company’s annual report on Form 10-KSB and 10-KSB/A for the year ended April 30, 2008 and Form 10-QSB for the three and nine month periods ended January 31, 2008.

The Company’s management, in consultation with the Board of Directors, and its current independent registered public accounting firm, Cinnamon Jang Willoughby & Company, and its predecessor independent registered public accounting firm, Webb & Company, P.A. have determined that the financial statements for the annual reports for year ended April 30, 2008 and its quarterly report on period ended January 31, 2008 should not be relied upon or used in the decision to purchase shares of the Company.  The Company is in the process of making the necessary corrections to its affected financial statements and expects to file amendments to its previous filings soon.

During the three month period ended January 31, 2008, the Company did not properly account for the fair value of shares transfer between members of senior management in accordance with SFAS 123R paragraph 11 which requires the company to treat the transaction as a contribution of shares by the stockholder and re-issuance of shares for services by the receiving party.  The fair value of the shares will increase net loss by $3,000,000.

In addition, the Company originally accounted for the $100,000 Llipa mineral rights purchased as an expense based on the guidance of SFAS 144 that the recoverability of capitalized acquisition costs of mineral rights is presumed to be insupportable under SFAS 144 prior to determining the existence of a commercially minable deposit, as contemplated by Industry Guide 7, for a mining company in the exploration stage.  However, we have now determined that we should account for the mineral rights purchased under EITF 04-2 and 04-3.  The effect of this restatement will decrease net loss by $100,000 and increase mining property rights by $100,000.

The net effect of the restatements will increase net loss by $ 2,900,000 and increase net loss per share by $ (0.05) per share for the three and nine months ended January 31, 2008 and for year ended April 30, 2008 the annual .

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Business Acquired.

            Not Applicable

            (b) Pro Forma Financial Information

            Not Applicable

(c) Shell Company Transactions

None

            (d) Exhibits

None

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2008	Nilam Resources Inc.

/s/ Len DeMelt
Len DeMelt,
Director